                                                                      EXHIBIT 23



                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31283) of Doral Financial Corporation of our report dated February 16, 2001 relating to the financial statements, which appears on page 47 of the 2000 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

San Juan, Puerto Rico
March 26, 2001

                                                                      EXHIBIT 23


                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-52978) of Doral Financial Corporation of our report dated February 16, 2001 relating to the financial statements, which appears on page 47 of the 2000 Annual Report to Shareholders of Doral Financial Corporation, which is incorporated by reference in Doral Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Juan, Puerto Rico
March 26, 2001